SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549-1004



                                    FORM 8-K



                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                February 7, 2005
                Date of Report (Date of Earliest Event Reported)

                             Dynatronics Corporation
             (Exact name of registrant as specified in its charter)


            UTAH                         0-12697                  87-0398434
            ----
(State or other jurisdiction                                  (I.R.S. Employer
     of incorporation)            (Commission File Number)   Identification No.)


        7030 Park Centre Dr., Salt Lake City, UT                    84121
        (Address of principal executive offices)                 (Zip code)


                                 (801) 568-7000
              (Registrant's telephone number, including area code)


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ITEM 2.02.      RESULTS OF OPERATION AND FINANCIAL CONDITION.

                On February 7, 2005, Dynatronics issued a press release relating to the results of its second fiscal quarter and six months ended December 31, 2004. A copy of the text of the press release, entitled "Dynatronics Announces Solid Second Quarter Results" is furnished (not filed) as Exhibit 99.1 hereto. The information in
                Exhibit 99.1 attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.


ITEM 9.01.      STATEMENTS AND EXHIBITS.

(c) The following exhibit is being furnished with this report:

Exhibit 99.1 Text of the press release issued by Dynatronics Corp. dated February 7, 2005, entitled "Dynatronics Announces Solid Second Quarter Results" (furnished herewith).





                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                          DYNATRONICS CORP.


DATE: February 7, 2005                    By: /s/ Kelvyn H. Cullimore, Jr.
                                              ----------------------------
                                          Name:   Kelvyn H. Cullimore, Jr.
                                          Title:  President


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                                  EXHIBIT INDEX

Exhibit                      Description
Number

99.1 Text of the press release issued by Dynatronics Corp. dated February 7, 2005, entitled "Dynatronics Announces Solid Second Quarter Results" (furnished herewith).